UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2007 (May 7, 2007)

GateHouse Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33091	36-4197635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 WillowBrook Office Park, Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 598-0030

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets

On May 7, 2007, GateHouse Media, Inc. (the “Company”), issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing the completion on May 7, 2007 of the acquisition (the “Acquisition”) of 4 daily newspapers from Gannett Co., Inc. (“Gannett”) for a purchase price of $410 million. The Acquisition was effected pursuant to the following two agreements (the “Purchase Agreements”): (i) an amended and restated asset purchase agreement dated April 12, 2007, by and among GateHouse Media Illinois Holdings, Inc., as buyer, the Company, as buyer guarantor, Gannett Satellite Information Network, Inc., Gannett River States Publishing Corporation, Pacific and Southern Company, Inc., Federated Publications, Inc., Media West–GSI, Inc., and Media West–GRS, Inc., as sellers; and (ii) an asset purchase agreement dated April 12, 2007, by and among Gannett Satellite Information Network, Inc., Media-West-GSI, Inc., GateHouse Media Illinois Holdings, Inc., as buyer, and the Company, as buyer guarantor. The Purchase Agreements are attached hereto and incorporated herein by reference as Exhibits 2.1 and 2.2, respectively. The parties to the Purchase Agreements originally entered into a single agreement which was amended and restated into the two Purchase Agreements, which amendment and restatement had no material effect on the contemplated transaction or the Company. Other than the Purchase Agreements, there are no material relationships between the Company and Gannett or any of their respective affiliates and the purchase price consideration was determined by an arm’s length bidding process.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

To the extent required by this item, the financial statements will be filed by an amendment to this Current Report on Form 8-K within the time period permitted under Item 9.01(a)(4) of Form 8-K (but in any event not later than July 20, 2007).

(b)	Pro Forma Financial Information

To the extent required by this item, the pro forma financial information will be filed by an amendment to this Current Report on Form 8-K within the time period permitted by Item 9.01(b)(2) of Form 8-K (but in any event not later than July 20, 2007).

(d)	Exhibits

2.1	Amended and Restated Asset Purchase Agreement, dated as of April 12, 2007, by and between Gannett Satellite Information Network, Inc., Gannett River States Publishing Corporation, Pacific and Southern Company, Inc., Federated Publications, Inc., Media West–GSI, Inc., and Media West–GRS, Inc., as sellers, GateHouse Media Illinois Holdings, Inc., as buyer, and GateHouse Media, Inc., as buyer guarantor.*

2.2	Asset Purchase Agreement, dated as of April 12, 2007, by and between Gannett Satellite Information Network, Inc., Gannett River States Publishing Corporation, Media West–GSI, Inc., as sellers, GateHouse Media Illinois Holdings, Inc., as buyer, and GateHouse Media, Inc., as buyer guarantor.*

99.1	Press Release dated May 7, 2007.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Reg. S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATEHOUSE MEDIA, INC.

/s/ Michael Reed
Michael Reed
Chief Executive Officer

Date: May 8, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1	Amended and Restated Asset Purchase Agreement, dated as of April 12, 2007, by and between Gannett Satellite Information Network, Inc., Gannett River States Publishing Corporation, Pacific and Southern Company, Inc., Federated Publications, Inc., Media West–GSI, Inc., and Media West–GRS, Inc., as sellers, GateHouse Media Illinois Holdings, Inc., as buyer, and GateHouse Media, Inc., as buyer guarantor.*

2.2	Asset Purchase Agreement, dated as of April 12, 2007, by and between Gannett Satellite Information Network, Inc., Gannett River States Publishing Corporation, Media West–GSI, Inc., as sellers, GateHouse Media Illinois Holdings, Inc., as buyer, and GateHouse Media, Inc., as buyer guarantor.*

99.1	Press Release dated May 7, 2007

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Reg. S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.